Exhibit 10.1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDMENT TO TERMINALING SERVICES AGREEMENT

(June 1, 2015)

This Amendment to Terminaling Services Agreement is made as of the 1st day of June, 2015 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”), and Apex Oil Company, Inc., a Missouri corporation (“Customer”).

RECITALS

A.           Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013, as amended (collectively, the “Agreement”), which Agreement provides for the storage and handling of residual petroleum products as specified therein at the Terminal Facilities.

B.           Terminal and Customer desire to amend the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.          Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2.          Amendments.

2.1.          Charges. The first sentence of Section 4.1 is hereby deleted and replaced with the following sentence:

Customer agrees to pay the per barrel storage rates listed on Schedule C for each Terminal Facility (the “Storage Rates”) on a monthly basis for the product volumes listed on Schedule B (the “Stipulated Volumes”).

2.2.          Stipulated Volumes. Schedule B of the Agreement shall be amended to reduce the Stipulated Volumes at the Greensboro Terminal Facility by 18,000 barrels effective June 1, 2015 and increase the Stipulated Volumes at the Baltimore Terminal Facility by 50,000 barrels effective June 1, 2015, as shown on the Amended Schedule B attached hereto and incorporated herein by this reference.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

2.3.          Storage Rates. The Storage Rates shall be removed from Schedule B and listed on Schedule C, as shown on the Amended Schedule C attached hereto and incorporated herein by this reference.

3.          No Other Modifications. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By:	/s/ Kenneth E. Fenton
Name:	Kenneth E. Fenton
Title:	Executive Vice President

APEX OIL COMPANY, INC.

By:	/s/ Christopher J. Schmitt
Name:	Christopher J. Schmitt
Title:	Chief Financial Officer

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE B

(Effective as of June 1, 2015)

STIPULATED VOLUMES AND TYPES OF PRODUCT

	Albany	Baltimore		Blakeley Is	Chesapeake	Gates	Glenmont	Greensboro		Jacksonville	Newark	Total
Stipulated Volumes/bbl	762,062	856,900	[1]	N/A	78,400	180,397	1,730,643	646,107	[2]	413,688	433,000	5,069,197 (excluding biodiesel and asphalt)
Biodiesel volumes/bbl											500	500
Asphalt Stipulated Volumes/bbl					165,000

This Amended Schedule B reflects all revisions to the Agreement as of June 1, 2015.

1 Stipulated volumes increased by amounts contracted to Customer effective June 1, 2015.

2 Stipulated volumes reduced by amounts contracted to third party effective June 1, 2015.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE C

(Effective as of June 1, 2015)

STORAGE RATES PER BARREL*

	Albany		Baltimore		Blakeley Is		Chesapeake		Gates		Glenmont		Greensboro		Jacksonville		Newark
Storage Rates/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Biodiesel Storage Rates/bbl																	$	[**]
Asphalt Storage Rates/bbl							$	[**]

ADDITIVE & ANCILLARY SERVICE FEES*

	Albany		Baltimore		Blakeley Is		Chesapeake		Gates		Glenmont		Greensboro		Jacksonville		Newark
Generic Gas Additive/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Proprietary Gas Additive/bbl		N/A		N/A		N/A		N/A		N/A		N/A		N/A		N/A		N/A
Ethanol Blending/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Biodiesel Blending/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Gasoline Blendstocks/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Red Dye Injection/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Lubricity Additive/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Cold Flow Additive/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		N/A	$	[**]	$	[**]
Rail Car Unloading/bbl	$	[**]		N/A		N/A	$	[**]		N/A		N/A		N/A	$	[**]		N/A
Barge Imports/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Barge Exports/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Pipeline Service Fee/month	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Pipeline Throughput Fee/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Truck Unloading Fee/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Asphalt Heating Charge								[**]

* Subject to adjustment as provided in Section 4.6.

This Amended Schedule C reflects all revisions to the Agreement as of June 1, 2015.